FORM OF
                      SUPPLEMENT DATED OCTOBER 22, 2001 TO
                        PROSPECTUS DATED May 1, 2001 FOR
                    CONSULTANT LAST SURVIVOR FLEXIBLE PREMIUM
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                     Issued by LINCOLN BENEFIT LIFE COMPANY
          In connection with LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

This supplement updates certain information contained in the prospectus and supersedes any inconsistent information. You should attach this supplement to the prospectus and retain it with the prospectus for future reference. You may obtain an additional copy of the prospectus, free of charge, by writing or calling Lincoln Benefit Life Company ("Lincoln Benefit") at the address or telephone number set forth below.

The purpose of this supplement is to notify you of a proposal to substitute shares of the Strong Discovery Fund II Portfolio with shares of the T. Rowe Price MidCap Growth Fund Portfolio.

Subaccounts that invest in the T. Rowe Price MidCap Growth Fund Portfolio already are currently available under your Policy. On October 19, 2001, Lincoln Benefit filed an application with the Securities and Exchange Commission (the "Commission") requesting an order approving the Substitution. Upon obtaining the order from the Commission approving the Substitution, and subject to any prior approval by applicable insurance authorities, Lincoln Benefit and Lincoln Benefit Life Variable Life Account propose to effect the Substitution as soon as is practicable.

Lincoln Benefit has proposed the Substitution because the adviser to the Strong Discovery Fund II Portfolio has determined that it no longer is economic to continue to offer shares of the Portfolio, and the adviser intends to close the portfolio to new investments and ultimately to liquidate it. Lincoln Benefit has selected the T. Rowe Price MidCap Growth Fund Portfolio to replace the Strong Discovery Fund II Portfolio because the T. Rowe Price MidCap Growth Fund Portfolio has similar investment objectives to the objectives of the Strong Discovery Fund II Portfolio, more assets, better long-term performance, and lower expenses.

We currently waive the transfer fee on all transfers and, while we reserve the right at any time to impose that fee on any transfer after the first in each month, we have no current intention of collecting that fee. Accordingly, prior to the Substitution you may make transfers from the Strong Discovery Fund II Portfolio without any transfer fee or limit on the number of transfers, as provided in our current prospectus. In addition, Contract owners will receive a Notice within five (5) days after the Substitution that the Substitution has taken place. For a period of thirty (30) days from the mailing of the Notice, Contract owners may transfer all assets, as substituted, to any other available subaccount without limitation or charge. During the thirty (30) day period after the Notice is mailed, we will not exercise our right to impose a transfer fee with respect to transfers involving the assets affected by the Substitution.

In preparation for the Substitution, starting on November 5, 2001, we will not permit you to allocate new premiums or make additional transfers to the Subaccount that invests in the Strong Discovery Fund II Portfolio. Even after that date, if you are enrolled in one of our automatic transaction programs, such as dollar cost averaging, portfolio rebalancing, and systematic withdrawals, we will continue to effect automatic transactions involving the Strong Discovery Fund II Portfolio. When the SEC approves our application and we effect the Substitution, however, we will substitute the T. Rowe Price MidCap Growth Fund Portfolio for the Strong Discovery Fund II Portfolio for all purposes under your Policy. Thus, for example, unless you instruct us otherwise, we will allocate to the T. Rowe Price MidCap Growth Fund Portfolio any percentage of your new premiums that previously would have been allocated to the Strong Discovery Fund II Portfolio. Likewise, unless you instruct us otherwise, we will substitute the T. Rowe Price MidCap Growth Fund Portfolio for the Strong Discovery Fund II Portfolio in effecting transactions under our automatic transaction programs such as dollar cost averaging, portfolio rebalancing, and systematic withdrawals.

You may obtain a prospectus by writing or calling Lincoln Benefit at the address or telephone number set out below.

                          Lincoln Benefit Life Company
           Street Address: 2940 South 84th St., Lincoln, NE 68506-4142
            Mailing Address: P. O. Box 82532, Lincoln, NE 68501-2532
                        Telephone Number: 1-800-525-9287